UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 12, 2007

                             DIODES INCORPORATED
            (Exact name of registrant as specified in its charter)

         Delaware                       1-5740                   95-2039518
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation or           Identification No.)
       organization)

15660 North Dallas Parkway Suite 850
        Dallas, Texas
(Address of principal executive                    75248
          offices)                               (Zip Code)

                                 (972) 385-2810
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  7.01 Regulation FD Disclosure.
----  ------------------------------

      On December 12, 2007, Diodes Incorporated (the "Company") announced an increase in its revenue guidance for the fourth quarter of 2007. The Company now expects fourth quarter gross profit margin to increase 120 to 150 basis points sequentially from the 32.4% reported in the third quarter, compared to its previous guidance of a 60 to 110 basis point increase. The Company noted that product mix and manufacturing efficiencies are the key drivers for the margin improvement. Additionally, the Company reaffirmed its fourth quarter revenue guidance to be in the range of $106 million to $109 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

      The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

      Except for the historical and factual information contained in the press release, attached as an exhibit to this Report, the matters set forth therein (including statements as to the expected benefits of the consolidation, and other statements identified by words such as "estimates," "expects," "projects," "plans," "will" and similar expressions) are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the possibility that the Company failed to meet the revenue guidance or the expected gross profit margin due to miscalculation, low demand of products, inefficient manufacturing process, the Company's inability to maintain customer and vendor relationships, negative impact of competitive products and pricing, unsuccessful integration of acquired companies and/or assets, high risks of foreign and domestic operations, unfavorable exchange rates, unavailability of tax credits; and the impact of competition and other risk factors relating to our industry and business as detailed from time to time in the Company's reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

       (d)  Exhibits.

        Exhibit
        Number        Description
        ------        -----------
        99.1          Press release dated December 12, 2007


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DIODES INCORPORATED
Date: December 12, 2007                  By  /s/ Carl C. Wertz
                                             -----------------------------------
                                             Carl C. Wertz,
                                             Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

        Exhibit
        Number        Description
        ------        -----------
        99.1          Press release dated December 12, 2007


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